                                                                     EXHIBIT 4.1

                                            SHARES

                                            NUMBER

[GOLDMAN                                    CUSIP
SACHS LOGO]                                 SEE REVERSE FOR CERTAIN DEFINITIONS

                     [PHOTO]                COMMON STOCK

                                            par value of $.01

                                            This certificate is transferable in
                                            New York, NY and Ridgefield Park, NJ

                                            Incorporated under the laws of
                                            the State of Delaware


                         THE GOLDMAN SACHS GROUP, INC.

This is to certify that

                                            Treasurer



is the owner of                             Chairman and Chief Executive Officer


          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

The Goldman Sachs Group, Inc. transferable on the books of the Corporation or the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[THE GOLDMAN SACHS SEAL]                           Countersigned and Registered:
                                                   ChaseMellon
                                                   Shareholder Services, L.L.C.
                                                   Transfer Agent and Registrar

                                                   Authorized Signature
                                                   Dated

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                         THE GOLDMAN SACHS GROUP, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common
UNIF GIFT MIN ACT -              Custodian
                   -------------           -------------
                      (Cust)                  (Minor)
                   under Uniform Gifts to Minors
                   Act
                      -------------
                         (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------


                 ---------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.